EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$85,863,172
Monthly Profit (Loss):	$(21,797,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	March 30, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2005 to February 28, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$97,243

Cost of sales	96,826

Gross profit	417

Selling and administrative expenses
Selling expense	3,565
Warehousing and shipping	5,010
Advertising	385
Division administrative expense	910
MIS expense	1,370
Corporate administrative expense	1,301

Total selling and administrative expense	12,541

Restructuring and impairment charge	89
Fixed asset impairment charge	-

Profit / (loss) from operations	(12,213)

Interest expense
Interest expense - outside	6,538
Capitalized interest expense	-
Interest expense - intercompany	529
Interest income	2
Interest income - intercompany	-

Net interest expense	7,065

Other expense
Miscellaneous	645
Royalties - intercompany	3,500
Transaction gain/loss	-

Total other expense	4,145

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	73
Miscellaneous	11

Total other income	84

Net other expense	4,061

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(23,339)

Chapter 11 reorganization expenses	1,336

Income taxes (benefit)	(2,878)

Income (loss) before extraordinary item	(21,797)

Extraordinary item - net of taxes	-

Net income (loss)	$(21,797)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2005 to February 28, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 3,703	Senior Credit Facility	$ 438,208
Short-term investments	-	DIP Credit Agreement	59,687
Accounts receivable, net	194,241	Second Lien Facility	165,000
Total inventories	287,723	Accrued interest payable	1,458
Prepaid & other current assets	19,048	Accounts payable - trade	46,507
Total current assets	504,715	Accounts payable - intercompany	172,270
		Other payables and accrued liabilities	116,974
		Deferred income taxes	2,601
		Pension and other liabilities	146,538

Total investments & other assets	93,133	Total liabilities not subject to compromise	1,149,243

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	479,015	Deferred financing fees	(4,227)
		Accrued interest payable on Senior Notes	36,313
		Accounts payable	27,557
		Other payables and accrued liabilities	8,232
		Pension and other liabilities	15,478

		Total liabilities subject to compromise	1,083,353

		Total Liabilities	2,232,596

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	41,122
		Retained earnings (deficit)	(963,848)
		Minimum pension liability adjustment	(109,403)
		Other adjustments	(558)
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	(1,155,733)

TOTAL ASSETS	$ 1,076,863	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 1,076,863

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2005 to February 28, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(21,797)
Restructuring
Equity adjustments	2,302
Non-cash items
Depreciation and amortization expense	11,604
Gain/(Loss) on sale of assets	73
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	1,094
Decrease / (increase) -- inventories	3,885
Decrease / (increase) -- other current assets	2,199
Decrease / (increase) -- other noncurrent assets and liabilities	698
Increase / (decrease) -- accounts payable (trade)	(4,237)
Increase / (decrease) -- accounts payable (intercompany)	4,257
Increase / (decrease) -- accrued liabilities	(6,359)
Increase / (decrease) -- accrued interest payable	12
Increase / (decrease) -- pension and other liabilities	1,015
Increase / (decrease) -- deferred federal income tax	(1,255)

Total Cash Flows from Operations	$(6,509)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(412)
Transfers
Net proceeds from sale of assets

Total Cash Flows from Investing	$(412)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	8,534

Total Cash Flows from Financing	$8,534

Beginning Cash Balance	2,090
Change in Cash	1,613

Ending Cash Balance	$3,703

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$28,651,105

Federal

Payroll taxes withheld	5,175,920	1,067,248	02/03/05
		1,026,531	02/10/05
		799,184	02/14/05
Employer payroll tax contributions incurred	2,235,670	1,178,802	02/15/05
		1,039,447	02/17/05
		1,103,115	02/24/05
		1,027,586	02/28/05

Total Federal Taxes (1)	$7,411,590	$7,241,913

State and Local

Payroll taxes withheld
Alabama SIT	388,529	321,764	02/14/05
Arkansas SIT	2,989	936	02/15/05
California SIT	2,803	3,383	02/18/05
Georgia SIT	97,680	98,016	02/23/05
Illinois SIT	927	471	02/15/05
Indiana SIT	7,716	9,625	02/16/05
Louisiana SIT	-	20	02/09/05
Maine SIT	28,040	29,061	02/23/05
Minnesota SIT	2,759	2,742	02/18/05
Missouri SIT	1,414	400	02/18/05
New York SIT	121,505	121,786	02/18/05
North Carolina SIT	275,021	275,047	02/23/05
Pennsylvania SIT	577	204	02/15/05
Rhode Island SIT	545	146	02/15/05
South Carolina SIT	208,431	208,427	02/28/05
Virginia SIT	20,469	20,863	02/23/05
Delaware Co IN	168	-
Hancock Co IN	170	-
Hamilton Co IN	40	-
Henry Co IN	901	-
Johnson Co. IN	-	-
Madison Co IN	1,008	-
Marion Co IN	36	-
Washington Co IN	225	-
Randolph Co IN	20	-
Yonkers NY	18	18	02/18/05
Wayne IN	-	-
New York City	28,029	28,240	02/18/05
Opelika AL	6,082	-

Total Payroll taxes	1,196,102	1,121,149

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	13,211
Arkansas SUTA	-
California SUTA	-
Florida SUTA	5,046
Georgia SUTA	363
Illinois SUTA	-
Indiana SUTA	124
Louisiana SUTA	10
Maine SUTA	929
Minnesota SUTA	-
Missouri SUTA	-
Nevada SUTA	3,268
New York SUTA	270
North Carolina SUTA	33,480
Pennsylvania SUTA	-
Rhode Island SUTA	-
South Carolina SUTA	4,254
Texas SUTA	33
Virginia SUTA	65
Washington SUTA	19

Total Employer payroll tax contributions	61,072

Gross taxable amount for sales and use	3,905,926
Sales & Use taxes collected	164,178
Abbeville, Alabama		2,165	02/17/05
Alabama City/County (Greenville & Butler County)		11,640	02/22/05
Alabama Regulation A		11,362	02/22/05
Alabama Sales		1,005	02/22/05
Alabama Use		40,401	02/22/05
Alatax (Abbeville, Opelika, Valley, Chambers Co., Henry Co, Lee Co)		9,278	02/17/05
Florida		12,250	02/22/05
Georgia		7,349	02/22/05
Indiana (Middletown)		160	02/17/05
Nevada		279	02/28/05
New York		11,543	02/17/05
North Carolina		17,827	02/10/05
North Carolina		17,562	02/25/05
South Carolina		20,707	02/22/05
Virginia Use		650	02/17/05

Total Sales & Use taxes paid		164,178
Property taxes		44,829
Other taxes		47,892

Total State and Local (1)	5,327,278	1,378,048

Total Taxes	$ 12,738,868	$8,619,961

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,105,057
Monthly Profit (Loss):	$3,147,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	March 30, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		February 1, 2005 to February 28, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$3,170

Cost of sales	1,902

Gross profit	1,268

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	147
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170

Total selling and administrative expense	318

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	950

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	1
Interest income - intercompany	575

Net interest expense	(576)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-

Total other expense	190

Other income
Royalties - intercompany	3,500
Affiliate Income	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	3,500

Net other expense	(3,310)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	4,836

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,689

Income (loss) before extraordinary item	3,147

Extraordinary item - net of taxes	-

Net income (loss)	$3,147

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		February 1, 2005 to February 28, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$34	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	29,832	Accrued interest payable	-
Total inventories	5,870	Accounts payable - trade	692
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	35,736	Other payables and accrued liabilities	11,460
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	9,447	Total liabilities not subject to compromise	12,152

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	11,841	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,438
		Other payables and accrued liabilities	-
		Pension and other liabilities	3,445

		Total liabilities subject to compromise	4,883

		Total Liabilities	17,035

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	(30,571)
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	39,989

TOTAL ASSETS	$57,024	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$57,024

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		February 1, 2005 to February 28, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$3,147
Non-cash items
Depreciation and amortization expense	112
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(4,709)
Decrease / (increase) -- inventories	(947)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	(89)
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	2,484
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(2)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Transfers	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$36
Change in Cash	(2)

Ending Cash Balance	$34

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	$-	-

State and Local

Payroll taxes withheld	$-
Employer payroll tax contributions incurred
Nevada

Gross taxable sales	69,098
Sales & Use taxes collected	3,455
Maine		3,455	02/10/05
Property taxes		1,284
Other taxes

Total State and Local (1)	-	4,739

Total Taxes	$-	$4,739

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	March 30, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		February 1, 2005 to February 28, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-

Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		February 1, 2005 to February 28, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	113,446

TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		February 1, 2005 to February 28, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	-

Beginning Cash Balance	-
Change in Cash	-

Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$-

Federal

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-

Total Federal Taxes	-

State and Local

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local	-

Total Taxes	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$1,037
Monthly Profit (Loss):	$177,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	March 30, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		February 1, 2005 to February 28, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	82

Net interest expense	(82)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	190

Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	272

Chapter 11 reorganization expenses	-

Income taxes (benefit)	95

Income (loss) before extraordinary item	177

Extraordinary item - net of taxes	-

Net income (loss)	$177

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		February 1, 2005 to February 28, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$13	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	17,683	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	17,696	Other payables and accrued liabilities	386
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	386

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	386

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	17,308
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	17,310

TOTAL ASSETS	$17,696	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$17,696

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		February 1, 2005 to February 28, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$177
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(269)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	95
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	3

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	10
Change in Cash	3

Ending Cash Balance	$13

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	-	-

State and Local

Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada
Gross taxable sales
Sales & Use taxes collected
Property taxes
Other taxes

Total State and Local (1)	-	-

Total Taxes	$-	-

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,003,896
Monthly Profit (Loss):	$(400,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	March 30, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2005 to February 28, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$5,748

Cost of sales	3,469

Gross profit	2,279

Selling and administrative expenses
Selling expense	1,895
Warehousing and shipping	175
Advertising	215
Division administrative expense	316
MIS expense	54
Corporate administrative expense	84

Total selling and administrative expense	2,739

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(460)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	155
Interest income	-
Interest income - intercompany	-

Net interest expense	155

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(615)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(215)

Income (loss) before extraordinary item	(400)

Extraordinary item - net of taxes	-

Net income (loss)	$(400)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2005 to February 28, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,140	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	63	Long-term debt classified as current	-
Accounts receivable - intercompany	3,195	Accrued interest payable	-
Total inventories	19,098	Accounts payable - trade	377
Prepaid & other current assets	894	Accounts payable - intercompany	-
Total current assets	24,390	Other payables and accrued liabilities	1,736
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	2,113

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,371	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,677
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,677

		Total Liabilities	3,790

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,015
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	22,971

TOTAL ASSETS	$26,761	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$26,761

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2005 to February 28, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(400)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	47
Changes in Assets and Liabilities
Decrease (increase) -- accounts receivable (customers)	(13)
Decrease (increase) -- accounts receivable (intercompany)	878
Decrease (increase) -- inventories	(563)
Decrease (increase) -- other current assets	(32)
Decrease (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(62)
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	178
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$33

Cash Flows from Investing
Decrease / (increase) -- short term investments
Capital expenditures	(23)
Transfers
Net proceeds from sale of assets

Total Cash Flows from Investing	$(23)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement

Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,130
Change in Cash	10

Ending Cash Balance	$1,140

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$1,011,523

Federal

Payroll taxes withheld	197,007	79,888	02/02/05
		18,891	02/09/05
		36,804	02/16/05
Employer payroll tax contributions incurred	80,338	99,382	02/18/05
		39,123	02/23/05

Total Federal Taxes (1)	277,345	274,088

State and Local

Amount of payroll taxes withheld
Alabama SIT	3,276	3,590	02/14/05
California SIT	1,942	3,380	02/18/05
Connecticut SIT	261	261	02/15/05
Georgia SIT	15,132	15,204	02/23/05
Massachusetts SIT	776	818	02/15/05
Minnesota SIT	763	762	02/23/05
Michigan SIT	2,183	1,274	02/15/05
New York SIT	1,169	989	02/18/05
North Carolina SIT	1,717	1,719	02/23/05
Oregon SIT	1,964	1,959	02/23/05
Pennsylvania SIT	1,032	1,011	02/18/05
South Carolina SIT	844	911	02/23/05
Utah SIT	1,556	829	02/23/05
Virginia SIT	712	228	02/18/05
Lancaster PA	177	-

Total Payroll taxes	33,504	32,935
Amount of employer payroll tax contributions incurred
Alabama SUTA	1,559
California SUTA	1,757
Connecticut SUTA	725
Florida SUTA	3,759
Georgia SUTA	5,872
Massachusetts SUTA	416
Minnesota SUTA	607
Michigan SUTA	485
New York SUTA	1,739
North Carolina SUTA	648
Oregon SUTA	633
Pennsylvania SUTA	729
South Carolina SUTA	363
Tennessee SUTA	503
Texas SUTA	1,013
Utah SUTA	115
Virginia SUTA	712

Total Employer payroll tax contributions	21,635

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		February 1, 2005 to February 28, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Gross taxable sales	6,105,834
Sales & Use taxes collected	411,689
Alabama - City of Foley		5,523	02/22/05
Alabama Sales		21,950	02/22/05
Alabama Use		119	02/22/05
Alatax (Bessemer, Boaz, Valley, Chambers Co., Marshall Co)		11,186	02/17/05
Baldwin County Alabama		6,680	02/17/05
California		29,202	02/24/05
Connecticut		6,130	02/28/05
Florida		70,317	02/22/05
Georgia		73,728	02/22/05
Massachusetts		5,577	02/22/05
Michigan		13,577	02/17/05
Minnesota		6,426	02/22/05
New York		21,058	02/25/05
North Carolina		13,289	02/10/05
North Carolina		6,606	02/25/05
Pennsylvania		5,012	02/22/05
South Carolina		9,266	02/22/05
Tennessee (P.Forge, Lebanon, Interstate Sales)		19,070	02/22/05
Texas		58,926	02/22/05
Utah		13,830	02/28/05
Virginia Interstate Sales		111	02/17/05
Virginia Williamsburg		14,106	02/22/05

Total Sales & Use taxes paid		411,689
Property taxes		1,779
Other taxes		2,040

Total State and Local (1)	466,828	448,443

Total Taxes	$744,173	$722,531

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager